CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Jun. 30, 2011	Dec. 31, 2010
Capital stock authorized, preferred shares	10,000,000	10,000,000
Preferred shares, par value	$ 0.00001	$ 0.00001
Capital stock authorized, common shares	300,000,000	300,000,000
Common shares, par value	$ 0.00001	$ 0.00001
Issued, preferred shares	0	0
Outstanding, preferred shares	0	0
Issued, common shares	27,209,646	16,000,000
Outstanding, common shares	27,209,646	16,000,000